UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2007
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification Number)

Seven Sylvan Way		07054
Parsippany, NJ		(Zip Code)
(Address of Principal
Executive Office)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.
On October 31, 2007, the Company issued a press release reporting financial results for the quarter ended September 30, 2007.
A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 31, 2007, the Company announced that Kenneth N. May, President and Chief Executive Officer of the Company’s Vacation Exchange and Rentals business, is leaving the Company effective November 2, 2007. Consistent with his employment agreement, it is expected that Mr. May will receive cash severance of $2.2 million and any of Mr. May’s long term incentive awards that would have otherwise vested within one year of the effective date of his separation will vest immediately and remain outstanding for two years following the effective date of separation. The total incremental expense recorded by the Company in the third quarter 2007 for both the cash severance payment as well as the accelerated vesting of long term incentive awards was approximately $2.5 million.
Mr. May will remain subject to certain provisions of his pre-existing employment agreement with the Company including two year non-competition and non-solicitation restrictions, as well as indemnification, cooperation and confidentiality provisions.
Item 7.01. Regulation FD Disclosure.
On October 25, 2007, the Company announced via press release that its Board of Directors declared a cash dividend of $0.04 per share on its common stock, payable December 4, 2007 to shareholders of record as of November 13, 2007.
A copy of the Company’s press release is furnished as Exhibit 99.2 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished with this report:

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation dated October 31, 2007, reporting financial results for the quarter ended September 30, 2007.

Exhibit 99.2	Press Release of Wyndham Worldwide Corporation dated October 25, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: October 31, 2007	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 25, 2007
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation dated October 31, 2007, reporting financial results for the quarter ended September 30, 2007.

Exhibit 99.2	Press Release of Wyndham Worldwide Corporation dated October 25, 2007.